09/09/97

                                                                  EXHIBIT 10.2

[REALTOR LOGO]


 "THIS IS A LEGALLY BINDING CONTRACT; IF NOT UNDERSTOOD SEEK ADVICE FROM AN
                                    ATTORNEY."

                        CONTRACT FOR SALE OF REAL ESTATE


     THIS CONTRACT is entered into by and between BADGER METER, INC., ("Seller") and XETA CORPORATION ("Buyer").

Upon approval by both Seller and Buyer, as evidenced by their signatures hereto, a valid and binding contract of sale shall exist, the Effective Date of which shall be the latest date for approval by all parties as indicated below, and the terms and conditions of which are as follows:

1. SALE. Seller agrees to sell and convey to Buyer by warranty deed and Buyer agrees to purchase the following described real estate (the "Property") located in Tulsa County, Oklahoma:

See attached Exhibit "A", being the east 13 acres of the 20.475 acre site.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
together with all improvements thereon, if any, in their present condition, ordinary wear and tear excepted.


2. PURCHASE PRICE: The total purchase price is $611,582.00, payable as follows:

$10,000.00 on execution of this Contract, as earnest money and part payment of the purchase price (the "Earnest Money"), receipt of which is acknowledged by Seller, which has been delivered to the Broker identified below. The Earnest Money shall be deposited with FirsTitle & Abstract Services, Inc. ("Escrow Agent") in an escrow account within three (3) days of the Effective Date of this Contract; and the balance of the purchase price in cash, cashier's or certified check upon delivery of the deed (the "Closing").

3. FINANCING CONDITIONS: The obligations of the Buyer are specifically subject to the provisions of the Financing Supplemental Agreement, if any, attached to and made a part of this Contract as Exhibit N/A.


4. CONDITION OF PROPERTY, SELLER'S REPRESENTATIONS, INSPECTIONS, AND DISCLAIMER:
The Buyer agrees and acknowledges that Seller, Broker(s) and their agents, are not experts regarding the condition of the Property. No representations, warranties, or guarantees regarding the condition of the Property, or environmental hazards, are expressed or implied except as may be specified by Seller in Paragraphs 4(A), 4(B) and 11 below.

     (A) FLOOD. Seller represents to the best of Seller's knowledge the Property has not been damaged or affected by flood, storm run off water, or storm sewer backup. Within 60 days from the Effective Date of this Contract, Buyer, at Buyer's expense, may enter upon the Property to investigate and conduct tests to satisfy himself/herself as to flood and/or water history and water risk attendant to the Property. If, upon Buyer's investigation, the Buyer is dissatisfied with any of the flood and water history and water risk attendant to the Property, the Buyer may cancel and terminate this Contract and receive a refund of the Earnest Money by delivering written notice to the Seller as provided in Paragraph 15 below within twenty-four (24) hours of the expiration of the time period specified in this paragraph.

     (B) ENVIRONMENTAL REPRESENTATIONS AND INSPECTIONS. EXCEPT AS MAY BE SPECIFIED IN PARAGRAPH 11 BELOW, Seller represents to the best of Seller's knowledge, that there have been no hazardous substances, as defined by the Federal Environmental Protection Agency, stored, released, disposed or used on the Property, including underground storage tanks; that there have been no special use permits, variances, or other land use authorizations issued concerning waste disposal on the Property; that the Property is neither listed with, nor adjacent to a site listed with, the Environmental Protection Agency as a hazardous waste site; and that Seller has received no notice of any legal or administrative proceedings regarding environmental issues affecting the Property.

     Within 60 days from the Effective Date of this Contract, Buyer, Buyer's agents, employees, independent contractors, engineers, surveyors, and representatives, shall have the right to enter upon the Property to survey, inspect, and conduct such environmental, soil, air, hydrocarbon, chemical, carbon, asbestos, lead-based paint, and other tests Buyer deems necessary or appropriate. If the results of any such tests are unsatisfactory to Buyer, Buyer may cancel and terminate this Contract by delivering written notice to the Seller as provided in Paragraph 15 below, within twenty-four (24) hours of the expiration of the time period specified in this paragraph and receive a full refund of all Earnest Money deposited.


                                       /s/ [ILLEGIBLE]     /s/ [ILLEGIBLE]
                                       ---------------     ---------------
                                       Buyer               Seller


STANDARD/LAND 8/96 (A111) Copyright 1996 - Greater Tulsa Association of
REALTORS(R) - All rights reserved                           Page 1 of 4 Pages

                                CONTRACT FOR SALE

     (C) ACCEPTANCE OF PROPERTY. If Buyer fails to (i) investigate the water and flood history, water risk, or environmental risk attendant to the Property; or
(ii) deliver such notices in the manner specified, Buyer accepts the flood and water history and water risk, and any environmental risk attendant to the Property and accepts all portions of the Property which are subject to Buyer's right of inspection in Paragraphs 4(A) and 4(B) above, in the condition or state which existed at the expiration of the time periods stated in the above paragraphs. Unless otherwise agreed upon, in writing, Buyer, by Closing or taking possession of the Property, shall be deemed to have accepted the Property in its then condition, including fixtures and equipment, if any. No warranties, express or implied, by Seller, or Seller's agents, with reference to the condition of the Property or any fixtures or equipment shall be deemed to survive the Closing.


    (D) RISK OF LOSS. Until Closing or transfer of possession, risk of loss to the Property, ordinary wear and tear excepted, shall be upon Seller; after Closing or transfer of possession, whichever comes first, such risk shall be upon Buyer.

5. NON-FOREIGN SELLER. Seller represents and warrants that at the time of acceptance hereof and at Closing, Seller is not a "foreign person" as such term is defined in Section 1445(f) of the Internal Revenue Code of 1954. At the Closing, and as a condition thereto, Seller shall furnish to Buyer an affidavit, in form and substance acceptable to Buyer, signed under penalty of perjury and containing Seller's United States Social Security and/or taxpayer identification numbers, to the effect that Seller is not a foreign person within the meaning of
Section 1445(f) of the Internal Revenue Code.

6. TAXES AND PRORATIONS: The Seller shall pay in full: (i) all special assessments against the Property upon the date of Closing, whether or not payable in installments; (ii) all taxes, other than general ad valorem taxes for the current calendar year, which are a lien on the Property upon the date of Closing, including the cost of documentary stamps to be attached to the Deed; and (iii) the cost of any item of workmanship or material furnished on or prior to the date of Closing which is or may become a lien on the Property. Unless otherwise specified in Paragraph 11, the following items shall be prorated between the Seller and the Buyer as of the date of Closing: (i) rents, if any; and (ii) general ad valorem taxes for the current calendar year, provided that, if the amount of such taxes has not been fixed, the proration shall be based upon the rate of levy for the previous calendar year. The Buyer and Seller shall each pay one-half (1/2) of any Escrow or Closing fees charged.

7. CLOSING: Subject to the provisions of Paragraph 6 and subject to the fulfillment of any conditions to the Closing specified in Paragraph 11, the Closing shall be held on or before December 15, 1997 (the "Closing Date"). If there are valid objections to title which require correction, the Closing Date shall be extended for the time permitted under Paragraph 6. At or prior to the Closing, the Seller shall deliver to the Listing Broker a duly executed and acknowledged warranty deed conveying the Property to the Buyer, for delivery to the Buyer upon payment of the purchase price. Unless otherwise agreed in writing possession shall be transferred at Closing.

8. BREACH OR FAILURE TO CLOSE: If after the Seller has performed Seller's obligations under this Contract and, if within five (5) days after the date specified for Closing under Paragraph 8, the Buyer fails to make payments or to perform any other obligation of the Buyer under this Contract, then the Seller may, at Seller's option, cancel and terminate this Contract and retain all sums paid by the Buyer, but not to exceed 5% of the purchase price, as liquidated damages, or pursue any other legal or equitable remedy for the breach of this Contract by the Buyer. The Seller and the Buyer agree that the undersigned Broker(s) may retain and shall be paid one-half (1/2) of such retained funds, not exceeding the agreed upon commission for services in obtaining this Contract. If the Buyer performs all of the obligations of Buyer and Seller breaches this Contract or fails to perform any of Seller's obligations, then Buyer shall be entitled to either cancel and terminate this Contract, return the abstract, if any, to Seller and receive a refund of the Earnest Money, or pursue any other legal or equitable remedy. In the event of any court action or proceeding to enforce any provision hereof, the prevailing party shall be entitled to receive from the other party all reasonable costs of the action, including attorneys' fees.

9. EFFECT: This Contract shall be executed in compliance with Paragraph 14 below and when executed by both Seller and Buyer, shall be binding upon and inure to the benefit of Seller and Buyer, their heirs, legal representatives, successors and assigns. This Contract sets forth the complete understanding of Seller and Buyer and supersedes all previous negotiations, representations, and agreements between them and their agents. This Contract can only be amended or modified by a written agreement signed by Seller and Buyer. In executing this Contract, both Seller and Buyer agree to the terms of the Broker(s) Receipt and Agreement contained below.

                                     /s/ [ILLEGIBLE]          /s/ [ILLEGIBLE]
                                     ------------------       -----------------
                                     Buyer                    Seller


STANDARD/LAND 8/96 (A111) Copyright 1996 - Greater Tulsa Association of
REALTORS(R) - All rights reserved                              Page 2 of 4 Pages

                                CONTRACT FOR SALE

10.  SPECIAL CONDITIONS:

          (A) Seller acknowledges that Buyer is simultaneously making offers on multiple real estate sites, including the Property. Seller grants to Buyer the right to conduct a feasibility study on the Property during the first sixty (60) days immediately following the Effective Date of this Contract. The feasibility study may include, at Buyer's sole discretion and without limitation, an examination of topography, soil samples, physical building layouts, environmental, flooding, purchase incentives, taxes, tax abatements and utilities. Buyer shall have the right, in its sole and absolute discretion and without liability to Seller, to cancel this Contract at any time during said sixty (60) day period, upon written notice to Seller. Upon such cancellation, Buyer shall receive a full refund of all earnest money deposited, except that Seller shall be entitled to request that Buyer waive any remaining portion of sixty (60) days in the event a bona fide purchaser makes an offer to purchase the property at any time during the sixty day period. In the event Buyer refuses, Seller shall be entitled to retain the earnest money in the event Buyer subsequently elects to cancel the Contract as set forth above.

          (B) Buyer and Seller agree to cooperate and assist with the construction of a 35' drainage way as noted on Exhibit "A", the cost of which shall be at Buyer's sole expense. Seller agrees to grant easements for this construction as required on Exhibit "A".

11. SUPPLEMENTAL AGREEMENTS: THE FOLLOWING SUPPLEMENTAL AGREEMENTS, IF ANY, ARE ATTACHED TO AND BECOME A PART OF THIS CONTRACT.

               Exhibit "A" - Legal Description
               Exhibit "B" - Title Insurance and Survey Supplemental Agreement


12. AGENCY DISCLOSURE/COMMISSION: The Oklahoma Real Estate Commission has adopted the following rule:

          Rule 605-10-15-2 - Agency Disclosure: After July 1, 1990, in every real estate sales transaction involving a licensee, as agent or principal, the licensee must clearly disclose to the Buyer and Seller the agency relationship(s). The disclosure must be made prior to the Buyer and Seller entering into a binding agreement with each other; and when a binding agreement is signed, the prior agency disclosure must be confirmed in a separate provision, incorporated in or attached to that agreement.

The parties to this transaction hereby acknowledge that, prior to the parties entering into this Contract, the following disclosures were clearly made to each of the parties:

The Listing Broker, as defined below, is acting as the agent of:

           The Seller   X   Both the Seller and Buyer (Consensual Dual
     -----            -----   Limited Agent)

The Selling Broker, as defined below, is acting as the agent of:

           The Seller       The Buyer    X   Both the Seller and Buyer
     -----            -----            -----    (Consensual Dual Limited Agent).

           The Selling Broker is not acting as an agent for the Buyer or Seller.
     -----

It is further acknowledged and agreed by the parties that the Seller will pay the Listing Broker 6% of the purchase price at Closing as a commission for services rendered in this real estate transaction.

13. BINDING EFFECT AND ENFORCEABILITY OF CONTRACT: Before this Contract shall be binding and can be enforced by either party, the following acts of execution and deliveries shall be completed:

          EXECUTION AND DELIVERY OF CONTRACT DOCUMENTS, COUNTERPARTS. The parties agree that the Contract between them shall be evidenced by either a single executed Contract upon which each of them shall place their signatures, or by each of them placing their signatures on separate complete (carbon, photo or fax) copies "counterparts" of the Contract documents. The Contract shall be binding only upon the delivery to each party, or their agent, of either (I) a Contract containing the original signature of both parties or (II) a counterpart containing either the original or a copy of the signature of the other party.


                                     /s/ [ILLEGIBLE]          /s/ [ILLEGIBLE]
                                     ------------------       -----------------
                                     Buyer                    Seller



STANDARD/LAND 8/96 (A111) Copyright 1996 - Greater Tulsa Association of
REALTORS (R) - All rights reserved                             Page 3 of 4 Pages

                               CONTRACT FOR SALE

14. NOTICE: Any notice provided for herein shall be given in writing, sent by
(a) personal delivery, (b) United States mail, postage prepaid, or (c) by FAX, to the Escrow Agent, with copies to the other parties, addressed as follows:

  To Escrow Agent:                           Closing Agent:

  FirsTitle & Abstract Services, Inc.        FirsTitle & Abstract Services, Inc.
  ---------------------------------------    -----------------------------------
  c/o David Hageman                          c/o David Hageman
  ---------------------------------------    -----------------------------------
    7666 East 61st Street                    7666 East 61st Street
  ---------------------------------------    -----------------------------------
    Suite 230                                Suite 230
  ---------------------------------------    -----------------------------------
    Tulsa, OK 74133                          Tulsa, OK 74133
  ---------------------------------------    -----------------------------------
  FAX  (918) 461-1416                        FAX  (918) 461-1416
  ---------------------------------------    -----------------------------------
  Phone No. (918) 250-1641                   Phone No. (918) 250-1641
  ---------------------------------------    -----------------------------------

  To Buyers:                                 To Sellers:

    Xeta Corporation                           Badger Meter, Inc.
  ---------------------------------------    -----------------------------------
  c/o Jack Ingram                            c/o Rod Cumber
  ---------------------------------------    -----------------------------------
    4500 S. Garnett, Suite 1000              6118   E. 15th St.
  ---------------------------------------    -----------------------------------
    Tulsa, OK 74146                          Tulsa, OK 74112
  ---------------------------------------    -----------------------------------

  ---------------------------------------    -----------------------------------
  FAX                                        FAX (918) 832-9962
  ---------------------------------------    -----------------------------------
  Phone No. (918) 664-8200                   Phone No. (918) 836-8411
  ---------------------------------------    -----------------------------------


or such other address as shall hereafter be designated in writing. Any such notice shall be deemed to have been given upon receipt by the Escrow Agent.

15. BROKER(S) RECEIPT AND AGREEMENT: The Buyer and Seller mutually warrant and represent that the undersigned Broker(s) is/are the only Broker(s) involved in this transaction. The undersigned Tulsa Properties, Inc. Broker acknowledges receipt of the Earnest Money referred to in Paragraph 2 and agrees to deposit it with the Escrow Agent in accordance with the terms of the above Contract, applicable laws, rules, and regulations governing such funds. The Broker(s) and/or Escrow Agent shall be entitled to accept Buyer's personal check for the Earnest Money and endorse it for deposit without recourse. If Seller does not approve the above Contract the Earnest Money shall be returned to Buyer.

APPROVED AND AGREED TO BY BUYER:             APPROVED AND AGREED TO BY SELLER:

This 25 day of September, 1997               This 1st day of October, 1997

    XETA CORPORATION                           BADGER METER, INC.
  ---------------------------------------    -----------------------------------
By: /s/ [ILLEGIBLE]                        By: /s/ [ILLEGIBLE]
  ---------------------------------------    -----------------------------------
  Its:  President                            Its:  President
  ---------------------------------------    -----------------------------------

  ---------------------------------------    -----------------------------------

LISTING BROKER:                              SELLING BROKER:

This 26 day of September, 1997               This 26 day of October, 1997

     TULSA PROPERTIES, INC.                    TULSA PROPERTIES, INC.
  ---------------------------------------    -----------------------------------
  By: /s/ W.H. MIZENER                       By:  /s/ ROBERT D. STEPHENS
      W.H. Mizener                                Robert D. Stephens
  ---------------------------------------    -----------------------------------
      Principal Broker                            Sales Associate

       ALWAYS HAVE YOUR TITLE EXAMINED BY AN EXPERIENCED TITLE ATTORNEY.


STANDARD/LAND 8/96 (A111) Copyright 1996 - Greater Tulsa Association of REALTORS(R) - All rights reserved

                                                               Page 4 of 4 Pages

                                  EXHIBIT "A"


     Exhibit "A" is a map of a Land Plat depicting the entire 20.475-acre site within which the 13.00 acres which is the subject of the Contract of Sale for Real Estate sits. The map depicts the location and shape of the 13.00 acres within the 20.475-acre site. The image of the 13.00-acre tract can best be described by its legal description, as follows:

     Part of Lot One (1), Block One (1), GREENWAY BUSINESS PARK III, an Addition to the City of Broken Arrow, Tulsa County, State of Oklahoma, according to the Recorded Plat No. 4796, being more particularly described as follows:

     BEGINNING at a point 466 feet East of the Northwest corner of said Lot 1; thence S 89 degrees 53'46" E 643.85 feet; thence N 35 degrees 58'48" E 170 feet; thence Southeasterly 52.65 feet along a curve to the left with a radius of 717.36 feet and a tangent bearing of S 54 degrees 01'12" E; thence S 58 degrees 13'32" E 156.16 feet; thence Southeasterly 161.88 feet along a curve to the left with a radius of 441.39 feet; thence S 41 degrees 03'02" W 393.26 feet; thence South 60.20 feet; thence S 00 degrees 02'00" W
     263.30 feet; to a point on the North right-of-way line of West Tacoma Street; thence continuing along said right-of-way the following: N 89 degrees 55'59" W 155.22 feet; Northwesterly 118.36 feet along a curve to the right with a radius of 276.21 feet; N 65 degrees 20'27" W 14.17 feet; Westerly 137.44 feet along a curve to the left with a radius of 320.21 feet; N 89 degrees 55'59" W 260 feet; Southwesterly 140.56 feet along a curve to the left with a radius of 540.65 feet; thence N 00 degrees
     18'14" E 610.86 feet to the point of beginning.

                                  EXHIBIT "B"

                                                   For use with contract forms
                                                   approved by the Greater Tulsa
                                                   Association of REALTORS (R)

               TITLE INSURANCE AND SURVEY SUPPLEMENTAL AGREEMENT

         THIS AGREEMENT supplements and is part of the attached Contract of Sale of Real Estate (the "Contract")

between BADGER METER, INC.                                      (SELLER)
        --------------------------------------------------------

and XETA CORPORATION                                            (BUYER)
    ------------------------------------------------------------

dated this_______day of______________, 19__ relating to the following described real estate:

  See attached Exhibit "A", being the east 13 acres of the 20.475 acre site.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

In lieu of the provisions of Paragraph 6 of the Contract, which has been stricken, the following shall be substituted:

1.       TITLE AND SURVEY

         A. Seller shall, at Seller's expense, within 15 days after waiver or expiration of Buyer's cancellation right under Paragraph 11 (Special Conditions) to the Contract:

                 (a) Furnish Buyer a Commitment for title insurance from a title insurance company acceptable to Buyer (the "Title Commitment"), addressed to the Buyer, covering the Property, and binding the title company to issue to Buyer, at closing, an ALTA standard form Owner's Policy of Title Insurance (the "Title Policy"), in the amount of the purchase price, with such Title Commitment setting forth the status of the title to the Property, showing and having attached copies of all liens, claims, encumbrances, easements, rights-of-way, encroachments, reservations, restrictions, and any other matters affecting the Property.
INITIAL
[ILLEGIBLE]
[ILLEGIBLE]
                                                     ALTA
                 (b) Furnish Buyer two (2) copies of a survey of the Property, prepared by a licensed surveyor, dated or updated no more than six (6) months prior to the effective date of this Contract (the "Survey"). The Survey shall show:

                          (1) The boundary lines, dimensions and area of the land indicated thereon;
                          (2) The location of all fences, buildings, driveways, monuments, and other improvements located within the boundary lines;
                          (3)     The location of all setback lines;
                          (4) The location of all easements, alleys, streets, roads, rights-of-way, and other matters of record affecting such land, together with the instrument, book and page number indicated;
                          (5)     If the Property is unplatted, a metes and
                                  bounds description of the Property;
                          (6)     The scale, the North direction, the beginning
                                  point, distance to the nearest intersecting street, and point of reference from which the Property is measured;
                          (7)     If the Property is located in (i) a floodway;
                                  (ii) a 100-year flood plain; (iii) a "flood prone area", as defined by the United States Department of Housing and Urban Development, pursuant to the U.S. Flood Disaster Protection Act of 1973, as amended; or (iv) an area classified by the Federal Emergency Management Agency as having special flood hazards, reflected by Flood Insurance Rate Map Panel Number _____________________ ,
                                  dated _____________________________ ,
                                  covering the area in which the Property is situated; and shall identify the portion of the Property located in such floodway, 100-year flood plain, flood prone area, or flood hazard area.

                 Such Survey shall be in a form sufficient to permit the title company issuing the Title Policy to remove the printed survey exception from the policy.

         B. Notwithstanding anything to the contrary contained in this Contract, in the event the transaction contemplated by this Contract does not close, for any reason, Buyer shall be responsible for the payment of the cost of the Survey.



                                               /s/ [ILLEGIBLE]  /s/ [ILLEGIBLE]
                                               ---------------  ---------------
                                               BUYER            SELLER

TITLE INS. & SURVEY SUPPLEMENTAL 8/96 (A215)                  Page 1 of 2 Pages

               TITLE INSURANCE AND SURVEY SUPPLEMENTAL AGREEMENT

C. The legal description of the Property contained in the Survey, if different from the description contained in Exhibit "A" attached to this Contract, once approved by Buyer and Seller, shall be substituted for the description of the Property contained in such Exhibit, and the Contract shall be deemed amended by the substitution of the legal description of the Property contained in the Survey as a new Exhibit "A", without the necessity of the parties executing any further amendment to the Contract.

D. Buyer shall have ten (10) days from the receipt of the information referred to above to examine the same and specify to Seller, in writing, those items subject to which Buyer will accept title to the Property (the "Permitted Encumbrances"), and those matters which Buyer finds objectionable (the "Encumbrances"). No matter in the Title Commitment shall be construed as a valid Encumbrance to title under this Contract unless it is so construed under the Title Examination Standards of the Oklahoma Bar Association, where applicable. In case of valid Encumbrances to the title in the Title Commitment, Seller shall have 30 days, or such additional time as may be agreed to, in writing, by Seller and Buyer, to cure or remove such Encumbrances. If Buyer does not deliver to Seller a written notice, specifying those items which are Permitted Encumbrances and Encumbrances, within ten
         (10) days after the receipt by Buyer of the information referred to above, then all of the items reflected in the Title Commitment and Survey shall be considered to be Permitted Encumbrances.

E. On the date of closing of this transaction, as provided in the Contract, Seller shall furnish to Buyer a copy of the Title Commitment, fully marked and initialed by the title company issuing the Owner's Title Policy, which marked Title Commitment shall reflect the exceptions and provisions to be contained in the Owner's Title policy upon issuance thereof. The Title Commitment shall commit to issue to Buyer an owner's policy of title insurance, covering all of the Property, in the sum of the purchase price, and written on an American Land Title Association (ALTA) Owner's Policy form, or its equivalent, and, except for the Permitted Encumbrances as defined above, showing only the printed exceptions and exclusions contained in the said ALTA form of Owner's Title Policy. The premium charged by the title company for the expense of providing such Title Policy shall be borne by Seller.

F. The Title Commitment shall permit deletion of the Survey exceptions, at Buyer's sole cost and expense. Additional extended coverage, including waiver of the standard exceptions and an ALTA standard zoning endorsement, which reflects the zoning classification of the Property, shall also be provided by Seller, at Buyer's request, and costs for such extended coverage in excess of the base policy premium shall be reimbursed to Seller by Buyer at closing.

G. Seller may, but shall have no obligation to, at Seller's sole cost and expense, cure or remove all Encumbrances. If Seller fails to cause all of the Encumbrances to be removed or cured at least ten (10) days prior to the closing date, or if Seller notifies Buyer of Seller's decision not to cure or remove some, or all, of the Encumbrances, Buyer's sole remedy shall be to:

         (1) Terminate this Contract by giving Seller written notice thereof, which notice must be given within five (5) days after Seller notifies Buyer of Seller's decision not to cure or remove the Encumbrances; in which event, the earnest money, together with all interest earned thereon, shall be returned to Buyer, and neither party shall have any further rights, duties, or obligations hereunder; or

         (2) Elect to purchase the Property subject to the Permitted Encumbrances and the Encumbrances not so removed or cured; in which event, the Encumbrances not removed or cured shall be deemed Permitted Encumbrances.

ALL OTHER PROVISIONS of the attached Contract not amended herein shall remain in full force and effect.

APPROVED AND AGREED TO BY BUYER                             APPROVED AND AGREED TO BY SELLER

This 25 day of September, 1997                              This 1st day of October, 1997


XETA CORPORATION                                            BADGER METER
----------------------------                                --------------------------------

By: /s/ [ILLEGIBLE]                                         By: /s/ [ILLEGIBLE]
    ------------------------                                    ----------------------------
Its: President                                              Its: President
     -----------------------                                    ----------------------------

                                                               Page 2 of 2 Pages

TITLE INS. & SURVEY SUPPLEMENTAL 8/96 (A215)